Exhibit 10.3

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT dated as of June 12, 2009 (the “Amendment”) is entered into among Georgia Gulf Corporation, a Delaware corporation (“GGC”), Royal Group, Inc. (formerly known as Royal Group Technologies Limited), a Canadian federal corporation (the “Canadian Borrower”; together with GGC, the “Borrowers”), the Guarantors, the Lenders party hereto, Bank of America, National Association, as Domestic Administrative Agent and Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, Bank of America, National Association, as Domestic Administrative Agent, Domestic Collateral Agent and Domestic L/C Issuer, Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent, Canadian Collateral Agent and Canadian L/C Issuer and The Bank of Nova Scotia, as Canadian Swing Line Lender entered into that certain Credit Agreement dated as of October 3, 2006 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, GGC has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Amendments.

(a)           The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Applicable Note Interest Payments” means, collectively, the April 15 Interest Payments and the June 15 Interest Payments, or any portion thereof.

“June 15 Interest Payments” means the interest payments due on June 15, 2009 under the 2003 Senior Notes.

(b)           The definition of “Consolidated Cash Interest Charges” in Section 1.01 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

“For purposes of calculating Consolidated Cash Interest Charges, the effects of the application of EITF Issue No. 96-19 shall be disregarded.”

(c)           The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

“For purposes of determining Consolidated Funded Indebtedness, any adjustments to the amount at which any Indebtedness is recorded in the consolidated financial statements of GGC and its Subsidiaries resulting from the application of EITF Issue No. 96-19 shall be disregarded.

(d)           The definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Consolidated Net Income” means, for any period, for GGC and its Subsidiaries on a consolidated basis, the net income of GGC and its Subsidiaries for that period (exclusive of, without duplication, (x) the effect of (1) any extraordinary gain, (2) any gain or loss (whether or not classified as extraordinary) in respect of the modification or exchange of debt instruments in accordance with EITF Issue No. 96-19 or otherwise (including, for the avoidance of doubt with respect to the fiscal quarter period ending March 31, 2009, the “Gain on substantial modification of debt” in the amount of $121.033 million), (3) any “cancellation of debt” income or other gain (in each case whether or not classified as extraordinary) arising from the cancellation of Indebtedness pursuant to an Exchange Offer or otherwise, (4) any extraordinary non-cash loss and (5) for any fiscal quarter period ending prior to the Closing Date, any extraordinary loss paid in cash during such period and (y) the income of any Person (other than GGC) in which any other Person (other than GGC or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to GGC or any Subsidiary during such period), determined on a consolidated basis in accordance with GAAP for such period.

(e)           The definition of “Exchange Obligations” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Exchange Obligations” means (i) Equity Interests (other than Disqualified Equity Interests) and (ii) [reserved].

(f)            The first sentence of Section 6.07 of the Credit Agreement is hereby amended by replacing the proviso at the end thereof with the following:

“; provided that neither (1) the failure of GGC or any Subsidiary to make any of the Applicable Note Interest Payments nor (2) any cross-default occurring under the 2006 Senior Notes Documents, the 2006 Senior Subordinated Notes Documents or the 2003 Senior Notes Documents solely as a result of the failure to make any of the Applicable Note Interest Payments shall render inaccurate the foregoing representation unless any portion of the Applicable Note Interest Payments remains unpaid on the earlier of (such earlier date, the “Cutoff Date”) (x) the first date on which holders of 25% or more of the aggregate principal amount of the outstanding 2006 Senior Notes, 2006 Senior Subordinated Notes or 2003 Senior Notes (in each case after giving effect to any amendment, waiver and/or forbearance agreements (each a “Waiver/Forbearance Agreement”) then in effect) (i) in the case of the 2006 Senior Notes or the 2003 Senior Notes, shall have the right to accelerate (or to instruct the applicable trustee to accelerate) the Indebtedness under the 2006 Senior Notes or the 2003 Senior Notes, as applicable, or to exercise (or to instruct the applicable trustee to exercise) any other remedies against the Company or any of its Subsidiaries or (ii) in the case of the 2006 Senior Subordinated Notes, shall have accelerated (or instructed the applicable trustee to accelerate) the Indebtedness under the 2006 Senior Subordinated Notes or shall have exercised (or instructed the applicable trustee to exercise) any other remedies against the Company or any of its Subsidiaries, in each case as a result of the Company’s failure to make the Applicable Note Interest Payments, and (y) July 15, 2009.”

(g)           Section 7.04 of the Credit Agreement is hereby amended by replacing the proviso at the end thereof with the following:

“; provided that the failure of any Loan Party to make the Applicable Note Interest Payments shall not constitute a breach of this covenant unless any portion of the Applicable Note Interest Payments remains unpaid on the Cutoff Date.”

(h)           Section 8.01(v) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(v)         [Reserved]; and”

(i)            Section 8.03(1) of the Credit Agreement is hereby amended by removing “or any Exchange Obligations issued in exchange therefor (to the extent such Exchange Obligations are subordinated)”.

(j)            Section 8.03(p) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(p)         [Reserved].”

(k)           Section 9.01(f)(i)(A) of the Credit Agreement is hereby amended by replacing the parenthetical immediately following the word “due” with the following parenthetical:

“(or, in the case of the Applicable Note Interest Payments, prior to the Cutoff Date)”.  For avoidance of doubt, it is understood and agreed that the failure to have made any such payment prior to the Cutoff Date shall not constitute a Default.

(l)            Section 9.01(f)(i)(B) of the Credit Agreement is hereby amended by replacing “April 15 Interest Payments” with “Applicable Note Interest Payments” each time that it appears therein.

(m)          Section 9.01(n) of the Credit Agreement is hereby amended by replacing “April 15 Interest Payments” with “Applicable Note Interest Payments” each time that it appears therein.

(n)           Section 9.01(o) of the Credit Agreement is hereby amended by replacing “April 15 Interest Payments” with “Applicable Note Interest Payments” each time that it appears therein.

(o)           Section 9.01(p) of the Credit Agreement is hereby amended by replacing “April 15 Interest Payments” with “Applicable Note Interest Payments” each time that it appears therein.

Section 2.               Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent (the date on which such conditions have been satisfied, the “Amendment Effective Date”):

(a)           Receipt by the Domestic Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders, the Required Domestic Revolving Lenders, the Required Canadian Revolving Lenders and Bank of America, N.A., as Administrative Agent;

(b)           Receipt by the Domestic Administrative Agent (i) for the account of (x) each Lender that has the right under the Credit Agreement to approve this Amendment and that has executed this Amendment on or prior to 12:00 noon, New York City time, on June 12, 2009 and (y) each other Lender that has the right under the Credit Agreement to approve this Amendment and that has not been given the opportunity to access this Amendment and consent thereto (each of the Lenders described in the foregoing clauses (x) and (y), a “Consenting Lender”), a fee equal to 0.05% of the aggregate amount of each such Consenting Lender’s (A) Canadian Revolving Commitment, (B) Canadian Swing Line Commitment, (C) Domestic Revolving Commitment and (D) portion of the Term Loan outstanding and (ii) any fees and expenses of the Administrative Agents (including reasonable attorneys’ fees of the Administrative Agents) in connection with the Loan Documents;

(c)           Receipt by BAS of all fees, expenses and other amounts that have become due and payable to BAS, in its capacity as arranger of the Amendment, on or prior to the Amendment Effective Date pursuant to that certain letter agreement dated as of June 10, 2009 between GGC and BAS; and

(d)           Receipt by any Administrative Agent of such other documents, instruments, agreements and information as reasonably requested by such Administrative Agent.

Section 3.               Release.

(a)           Each Loan Party and its respective successors, assigns and legal representatives (collectively, the “Releasors”), releases, acquits and forever discharges each Administrative Agent and each Lender (collectively, the “Lender Parties”), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former (collectively, the “Lender Party Affiliates”), from any and all manner of losses, costs, defenses, damages, liabilities, deficiencies, actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims, demands and out-of-pocket expenses whatsoever, asserted or unasserted, known or unknown, foreseen or unforeseen, in contract, tort, law or equity (generically, “Claims”), that any Releasor has or may have against any of the Lender Parties and/or the Lender Party Affiliates by reason of any action, failure to act, event, statement, accusation, assertion, matter or thing whatsoever arising from or based on facts occurring prior to the Amendment Effective Date that arises out of or is connected to the Loan Documents, the Loans and the Letters of Credit, including but not limited to any Claims or defense that relates to, in whole or in part, directly or indirectly:  (i) the Credit Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans or issuance of Letters of Credit under the Loan Documents; (iii) any actual or proposed use by the Loan Parties of the proceeds of the Loans or Letters of Credit; (iv) any actions or omissions of any Lender Party or Lender Party Affiliate in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents at law or in equity; (v) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”; (vi) any covenants, agreements, duties or obligations set forth in the Loan Documents; (vii) lost profits, (viii) loss of business opportunity, (ix) increased financing costs, (x) increased legal or other administrative fees or (xi) damages to business reputation.

(b)           Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agrees that it will not sue any Lender Party or Lender Party Affiliate on the basis of any Claim released, remised and discharged by such Loan Party pursuant to this Section 3.  If any Loan Party or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Lender Party or Lender Party Affiliate may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Lender Party or Lender Party Affiliate as a result of such violation.

Section 4.               Miscellaneous.

(a)           GGC shall deliver to the Administrative Agent copies of each Waiver/Forbearance Agreement immediately upon the effectiveness thereof, and agrees that its failure to do so within two days after the effectiveness thereof shall constitute an Event of Default.

(b)           The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)           Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(d)           The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)            Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(e)           The Loan Parties represent and warrant to the Lenders that after giving effect to this Amendment (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Amendment Effective Date with the same effect as if made on and as of such dates, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)            Each Loan Party hereby ratifies and confirms the security interest in and to all Collateral granted to the Collateral Agent pursuant to the Collateral Documents and the perfected, first priority status of such security interest as set forth therein (subject only to liens which are permitted by the terms of the Loan Documents to be prior to the Lien of the Collateral Agent).

(g)           In the event that the Amendment Effective Date occurs during the period beginning on June 15, 2009 through and including the day preceding the Cutoff Date, the Lenders hereby waive, solely during the period beginning on June 15, 2009 through and including the Amendment Effective Date, any Event of Default under Section 9.01(f), 9.01(n), 9.01(o) or 9.01(p) of the Credit Agreement arising solely from the Company’s failure to make any of the Applicable Note Interest Payments.  The waiver granted pursuant to this Section 4(g) shall be limited precisely as written, and shall not extend to any Default or Event of Default under any other provision of the Credit Agreement.

(h)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(i)            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	GEORGIA GULF CORPORATION, a Delaware corporation, as a Borrower and, with respect to the Canadian Obligations, as a Guarantor

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Chief Financial Officer

ROYAL GROUP, INC. (formerly known as ROYAL GROUP TECHNOLOGIES LIMITED), a Canadian federal corporation, as a Borrower

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Chief Financial Officer

DOMESTIC GUARANTORS:	GEORGIA GULF CHEMICALS & VINYLS, LLC, a Delaware limited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

GEORGIA GULF LAKE CHARLES, LLC, a Delaware limited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

GREAT RIVER OIL & GAS CORPORATION, a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROME DELAWARE CORP., a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL PLASTICS GROUP (U.S.A.) LIMITED, a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

PLASTIC TRENDS, INC., a Michigan corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL OUTDOOR PRODUCTS, INC., an Indiana corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC., a Pennsylvania corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC., a Washington corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW COVERINGS (USA) L.P., a Texas limited partnership

By: NOVO MANAGEMENT, INC.,
a Nevada corporation, its Managing Partner

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL MOULDINGS LIMITED, a Nevada corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL GROUP SALES (USA) LIMITED., a Nevada Corporation

By:	/s/ Gregory Thompson
Name:
Title:

CANADIAN GUARANTORS:	ROME ACQUISITION HOLDING CORP., a Nova Scotia unlimited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

6632149 CANADA INC.,
a Canadian federal corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ALAIN CÔTÉ, AS SOLE TRUSTEE OF THE ROYBRIDGE FINANCING TRUST/LA FIDUCIE DE FINANCEMENT ROYBRIDGE,
a trust formed under the laws of the Province of Quebec

/s/ Alain Côté
Name: Alain Côté

DOMESTIC	BANK OF AMERICA, N.A.
ADMINISTRATIVE AGENT:	as Domestic Administrative Agent and
Domestic Collateral Agent

	By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	VP

CANADIAN	BANK OF AMERICA, N.A.
ADMINISTRATIVE AGENT	acting through its Canada branch, as Canadian Administrative Agent and Canadian Collateral Agent

	By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

LENDERS:

ABN AMRO BANK, N.V.		AMERIPRISE CERTIFICATE COMPANY
as a Canadian Revolving Lender		as a Lender

By:	/s/ David W. Stack	By:	/s/ Robin C. Stancil
Name:	David W. Stack	Name:	Robin C. Stancil
Title:	Senior Vice President	Title:	Assistant Vice President

By:	/s/ Parker H. Douglas
Name:	Parker H. Douglas
Title:	Senior Vice President

ARIZONA STATE RETIREMENT SYSTEM BY: PYRAMIS GLOBAL ADVISORS TRUST COMPANY, AS INVESTMENT MANAGER UNDER POWER OF ATTORNEY as a Lender		THE ASSETS MANAGEMENT COMMITTEE OF THE COCA-COLA COMPANY MASTER RETIREMENT TRUST, BY: PYRAMIS GLOBAL ADVISORS TRUST COMPANY, AS
INVESTMENT MANAGER UNDER
By:	/s/ Louis Russo	POWER OF ATTORNEY as a Lender
Name:	Louis Russo
Title:	Vice President	By:	/s/ Louis Russo
		Name:	Louis Russo
		Title:	Vice President

BABSON CLO LTD. 2004-I		BALTIC FUNDING LLC as a Lender
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II		By:	/s/ Tara E. Kenny
BABSON CLO LTD. 2005-III		Name:	Tara E. Kenny
BABSON CLO LTD. 2006-II		Title:	Assistant Vice President
BABSON CLO LTD. 2007-I
SAPPHIRE VALLEY CDO I, LTD.
SUFFIELD CLO, LIMITED as Lenders		BANK OF AMERICA, N.A.
By: Babson Capital Management LLC as		as a Lender
Collateral Manager
		By:	/s/ Kevin M. Behan
By:	/s/ Geoffrey Takacs	Name:	Kevin M. Behan
Name:	Geoffrey Takacs	Title:	Senior Vice President
Title:	Director

MAPLEWOOD (CAYMAN) LIMITED as a
Lender		BANK OF AMERICA, N.A.
By: Babson Capital Management LLC as Investment Manager		acting through its Canada branch, as a Lender and a Canadian LC Issuer

By:	/s/ Geoffrey Takacs	By:	/s/ Medina Sales de Andrade
Name:	Geoffrey Takacs	Name:	Medina Sales de Andrade
Title:	Director	Title:	Vice President

JFIN CLO 2007 LTD. as a Lender		THE BANK OF NOVA SCOTIA as a Lender
By: Jefferies Finance LLC as Collateral		and a Canadian L/C Issuer
Manager
		By:	/s/ Mark Vigil
By:	/s/ Geoffrey Takacs	Name:	Mark Vigil
Name:	Geoffrey Takacs	Title:	Managing Director
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY as a Lender		BASSO MULTI-STRATEGY HOLDING FUND LTD. as a Lender

By:	/s/ David Noda	By:	/s/ John Lepore
Name:	David Noda	Name:	John Lepore
Title:	VP and Manager	Title:	Autorized signatory

CENTURION CDO VI, LTD.		CENTURION CDO VII, LIMITED
By: RiverSource Investments, LLC as Collateral Manager as a Lender		By: RiverSource Investments, LLC as Collateral Manager as a Lender

By:	/s/ Robin C. Stancil	By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil	Name:	Robin C. Stancil
Title:	Director of Operations	Title:	Director of Operations

CENTURION CDO 8, LIMITED		CENTURION CDO 9, LTD.
By: RiverSource Investments, LLC as Collateral Manager as a Lender		By: RiverSource Investments, LLC as Collateral Manager as a Lender

By:	/s/ Robin C. Stancil	By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil	Name:	Robin C. Stancil
Title:	Director of Operations	Title:	Director of Operations

CENT CDO 10 LIMITED		CENT CDO XI, LIMITED
By: RiverSource Investments, LLC as Collateral Manager as a Lender		By: RiverSource Investments, LLC as Collateral Manager as a Lender

By:	/s/ Robin C. Stancil	By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil	Name:	Robin C. Stancil
Title:	Director of Operations	Title:	Director of Operations

CENT CDO 12 LIMITED		CENT CDO 14 LIMITED
By: RiverSource Investments, LLC as Collateral Manager as a Lender		By: RiverSource Investments, LLC as Collateral Manager as a Lender

By:	/s/ Robin C. Stancil	By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil	Name:	Robin C. Stancil
Title:	Director of Operations	Title:	Director of Operations

CENT CDO 15 LIMITED		CITIBANK, N.A. as a Lender
By: RiverSource Investments, LLC as		By:	/s/ Brian Blessing
Collateral Manager as a Lender		Name:	Brian Blessing
		Title:	Attorney-in-Fact
By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

COA CLO FINANCING LTD. as a Lender		COMMONWEALTH OF MASSACHUSETTS PENSION RESERVES
By: FS COA Management LLC, as Portfolio		INVESTMENT MANAGEMENT BOARD,
Manager		BY: PYRAMIS GLOBAL ADVISORS
TRUST COMPANY, AS INVESTMENT
By:	/s/ John W. Fraser	MANAGER UNDER POWER OF
Name:	John W. Fraser	ATTORNEY as a Lender
Title:	Manager
		By:	/s/ Louis Russo
		Name:	Louis Russo
		Title:	Vice President

CONTINENTAL CASUALTY COMPANY		EATON VANCE CDO VII PLC
as a Lender		By: Eaton Vance Management
as Interim Investment Advisor as a Lender
By:	/s/ Lynne Gugenheim
Name:	Lynne Gugenheim	By:	/s/ Craig P. Russ
Title:	Senior Vice President and Deputy	Name:
	General Counsel	Title:

EATON VANCE CDO VIII, LTD.		EATON VANCE CDO IX LTD.
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Craig P. Russ	By:	/s/ Craig P. Russ
Name:		Name:
Title:		Title:

EATON VANCE CDO X PLC		EATON VANCE FLOATING-RATE
By: Eaton Vance Management		INCOME TRUST
as Investment Advisor as a Lender		By: Eaton Vance Management
as Investment Advisor as a Lender
By:	/s/ Craig P. Russ
Name:		By:	/s/ Craig P. Russ
Title:		Name:
Title:

EATON INSTITUTIONAL SENIOR LOAN FUND		EATON VANCE LOAN OPPORTUNITIES FUND, LTD.
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Craig P. Russ	By:	/s/ Craig P. Russ
Name:		Name:
Title:		Title:

EATON VANCE LIMITED DURATION INCOME FUND		EATON VANCE SENIOR FLOATING- RATE TRUST
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Craig P. Russ	By:	/s/ Craig P. Russ
Name:		Name:
Title:		Title:

EATON VANCE SENIOR INCOME TRUST		EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Craig P. Russ	By:	/s/ Craig P. Russ
Name:		Name:
Title:		Title:

EATON VANCE VT FLOATING-RATE INCOME FUND		FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH
By: Eaton Vance Management		INCOME FUND as a Lender
as Investment Advisor as a Lender
		By:	/s/ Gary Ryan
By:	/s/ Craig P. Russ	Name:	Gary Ryan
Name:		Title:	Assistant Treasurer
Title:

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND as a Lender		FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND as a Lender

By:	/s/ Gary Ryan	By:	/s/ Gary Ryan
Name:	Gary Ryan	Name:	Gary Ryan
Title:	Assistant Treasurer	Title:	Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HIGH INCOME CENTRAL FUND 2 as a Lender		FIDELITY FINANCIAL TRUST: FIDELITY CONVERTIBLE SECURITIES FUND as a Lender

By:	/s/ Gary Ryan	By:	/s/ Gary Ryan
Name:	Gary Ryan	Name:	Gary Ryan
Title:	Assistant Treasurer	Title:	Assistant Treasurer

FIDELITY SECURITIES FUND: FIDELITY LEVERAGED COMPANY STOCK FUND as a Lender		FIDELITY SUMMER STREET TRUST: FIDELITY HIGH INCOME FUND as a Lender

By:	/s/ Gary Ryan	By:	/s/ Gary Ryan
Name:	Gary Ryan	Name:	Gary Ryan
Title:	Assistant Treasurer	Title:	Assistant Treasurer

THE FOOTHILL GROUP, LLC as a Lender		GALAXY X CLO, LTD.
By: AIG Global Investment Corp. Its Collateral
By:	/s/ Dennis Ascher	Manager
Name:	Dennis Ascher
Title:	Senior Vice President	AIG-BANK LOAN FUND LTD.
By: AIG Global Investment Corp., Its
GALLATIN CLO II 2005-1 LTD.		Investment Manager
By: UrsaMine Credit Advisors LLC as its
Collateral Manager as a Lender		SUNAMERICA SENIOR FLOATING RATE
FUND, INC.
By:	/s/ Niall Rosenzweig	By: AIG-Global Investment Corp. Investment
Name:	Niall Rosenzweig	Sub-Adviser
Title:	Principal
AIG ANNUNITY INSURANCE COMPANY
GALLATIN CLO III 2007-1, LTD AS		By: AIG Global Investment Corp. Inc. Its
ASSIGNEE		Investment Advisor
By: UrsaMine Credit Advisors LLC as its
Collateral Manager as a Lender		By:	/s/ John Wesley Burgess
		Name:	John Wesley Burgess
By:	/s/ Niall Rosenzweig	Title:	Vice President
Name:	Niall Rosenzweig
Title:	Principal

GALLATIN FUNDING I, LTD.		GENERAL ELECTRIC CAPITAL
By: UrsaMine Credit Advisors LLC as its Collateral Manager as a Lender		CORPORATION as a Lender
		By:	/s/ Rebecca A. Ford
By:	/s/ Niall Rosenzweig	Name:	Rebecca A. Ford
Name:	Niall Rosenzweig	Title:	Duly Authorized Signatory
Title:	Principal

GOLDMAN SACHS LENDING PARTNERS LLC		GRAND CENTRAL ASSET TRUST, BDC SERIES as a Lender

By:	/s/ Andrew Caditz	By:	/s/ Roy Hykal
Name:	Andrew Caditz	Name:
Title:	Authorized Signatory	Title:	Atty-in-Fact

GRAND CENTRAL ASSET TRUST REG		GRAYSON & CO.
SERIES as a Lender		By: Boston Management and Research as Investment Advisor as a Lender
By:	/s/ Roy Hykal
Name:	Roy Hykal	By:	/s/ Craig P. Russ
Title:	Attorney-in-Fact	Name:
Title:

GRAYSON CLO II 2004-1, LTD		GULF STREAM-SEXTANT CLO 2006-I,
By: UrsaMine Credit Advisors, LLC as its		LTD
Collateral Manager as a Lender		By: Gulf Stream Asset Management LLC As
Collateral Manager
By:	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig	GULF STREAM-SEXTANT CLO 2007-I,
Title:	Principal	LTD
By: Gulf Stream Asset Management LLC As
JPMORGAN CHASE BANK, N.A. as a		Collateral Manager
Lender and a Domestic L/C Issuer
GULF STREAM-COMPASS CLO 2007, LTD
JPMORGAN CHASE BANK, N.A.,		By: Gulf Stream Asset Management LLC As
TORONTO BRANCH as a Lender		Collateral Manager

By:	/s/ Stacey Haimes	as a Lender
Name:	Stacey Haimes
Title:	Executive Director	By:	/s/ Marisa Holtzclaw
		Name:	Marisa Holtzclaw
		Title:	Loan Administrator

KATONAH III, LTD.		KATONAH IV, LTD.
By: Sankaty Advisors LLC as Sub-Advisors as a Lender		By: Sankaty Advisors, LLC as Sub-Advisors as a Lender

By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Title:	Chief Compliance Officer	Title:	Chief Compliance Officer
	Assistant Secretary		Assistant Secretary

LEHMAN COMMERCIAL PAPER INC. as a Lender		MALIBU CBNA LOAN FUNDING LLC as a Lender

By:	/s/ Randall Braunfeld	By:	/s/ Adam Jacobs
Name:	Randall Braunfeld	Name:	Adam Jacobs
Title:	Authorized Signatory	Title:	Attorney-in-Fact

MORGAN STANLEY SENIOR FUNDING,		NAVIGARE FUNDING I CLO LTD
INC. as a Lender		By: Navigare Partners LLC its collateral manager, as a Lender
By:	/s/ Thomas Doster
Name:	Thomas Doster	By:	/s/ Joel G. Serebransky
Title:	Vice President	Name:	Joel G. Serebransky
		Title:	Managing Director

NAVIGATOR CDO 2004, LTD., as a Lender		NAVIGARE FUNDING II CLO LTD
By: GE Asset Management Inc., as Collateral Manager		By: Navigare Partners LLC as collateral manager, as a Lender

By:	/s/ John Campos	By:	/s/ Joel G. Serebransky
Name:	John Campos	Name:	Joel G. Serebransky
Title:	Authorized Signatory	Title:	Managing Director

NAVIGATOR CDO 2006, LTD., as a Lender		NAVIGARE FUNDING III CLO LTD
By: GE Asset Management Inc., as Collateral Manager		By: Navigare Partners LLC as collateral manager, as a Lender

By:	/s/ John Campos	By:	/s/ Joel G. Serebransky
Name:	John Campos	Name:	Joel G. Serebransky
Title:	Authorized Signatory	Title:	Managing Director

GENERAL ELECTRIC PENSION TRUST, as a Lender		NEWSTART FACTORS, INC. as a Lender
By: GE Asset Management Inc., as Collateral		By:	/s/ John V. Koerber
Manager		Name:	John V. Koerber
Title:
By:	/s/ John Campos
Name:	John Campos
Title:	Authorized Signatory

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND as a Lender		NUVEEN MULTI-STRATEGY INCOME AND GROWTH FUND 2 as a Lender
By: Symphony Asset Management, LLC		By: Symphony Asset Management, LLC

		By:	/s/ James Kim
By:	/s/ James Kim	Name:	James Kim
Name:	James Kim	Title:	Associate Portfolio Manager
Title:	Associate Portfolio Manager

NUVEEN TAX ADVANTAGED TOTAL RETURN STRATEGY FUND, Ltd as a Lender		PPM SHADOW CREEK FUNDING LLC as a Lender
		By:	/s/ Tara E. Kenny
By: Symphony Asset Management, LLC		Name:	Tara E. Kenny
		Title:	Assistant Vice President
By:	/s/ James Kim
Name:	James Kim
Title:	Associate Portfolio Manager

PRESIDENT & FELLOWS OF HARVARD COLLEGE		PYRAMIS HIGH YIELD FUND, LLC, BY: PYRAMIS GLOBAL ADVISORS TRUST
By: Regiment Capital Management, LLC		COMPANY, AS INVESTMENT MANAGER
its Investment Advisor		UNDER POWER OF ATTORNEY as a
By: Regiment Capital Advisors, LP its		Lender
Manager and pursuant to delegated
authority		By:	/s/ Louis Russo
		Name:	Louis Russo
By:	/s/ Mark A. Brostowski	Title:	Vice President
Name:	Mark A. Brostowski
Title:	Authorized Signatory

RACE POINT IV CLO, LTD		REGIMENT CAPITAL, LTD
By: Sankaty Advisors, LLC as Collateral		By: Regiment Capital Management, LLC as
Manager		its Investment Advisor
as a Lender		By: Regiment Capital Advisors, LP its
Manager and pursuant to delegated
By:	/s/ Alan K. Halfenger	authority
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer	By:	/s/ Mark A. Brostowski
	Assistant Secretary	Name:	Mark A. Brostowski
		Title:	Authorized Signatory

RIVERSOURCE LIFE INSURANCE COMPANY as a Lender		RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC. –
RIVERSOURCE STRATEGIC INCOME
By:	/s/ Robin C. Stancil	ALLOCATION FUND as a Lender
Name:	Robin C. Stancil
Title:	Assistant Vice President	By:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I — INGOTS, Ltd., as Term Lender as a Lender		SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender as a Lender

By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Title:	Chief Compliance Officer	Title:	Chief Compliance Officer
	Assistant Secretary		Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Loan Funding XI LLC, as Term Lender as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender as a Lender

By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Title:	Chief Compliance Officer	Title:	Chief Compliance Officer
	Assistant Secretary		Assistant Secretary

SANKATY ADVISORS, LLC as Collateral		SENIOR DEBT PORTFOLIO
Manager for Race Point II CLO, Limited, as		By: Boston Management and Research as
Term Lender as a Lender		Investment Advisor

By:	/s/ Alan K. Halfenger	as Lender
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer	By:	/s/ Craig P. Russ
	Assistant Secretary	Name:
Title:

SERVES 2006-1, Ltd.		SPECIAL SITUATIONS INVESTING GROUP, INC.
By:	/s/ Chris Kappas	as a Lender
PPM America, Inc., as Collateral Manager
	Chris Kappas	By:	/s/ Andrew Caditz
	Managing Director	Name:	Andrew Caditz
		Title:	Authorized Signatory

SYMPHONY CLO I		SYMPHONY CLO II
as a Lender		as a Lender
By: Symphony Asset Management, LLC		By: Symphony Asset Management, LLC

By:	/s/ James Kim	By:	/s/ James Kim
Name:	James Kim	Name:	James Kim
Title:	Associate Portfolio	Title:	Associate Portfolio Manager
Manager

SYMPHONY CLO III		SYMPHONY CLO IV
as a Lender		as a Lender
By: Symphony Asset Management, LLC		By: Symphony Asset Management, LLC

By:	/s/ James Kim	By:	/s/ James Kim
Name:	James Kim	Name:	James Kim
Title:	Associate Portfolio Manager	Title:	Associate Portfolio Manager

TRILOGY PORTFOLIO CO., LLC		WACHOVIA BANK, N. A. as a Lender
By: Triology Capital, LLC as Manager
Member as a Lender		By:	/s/ C. Mark Hedrick
		Name:	C. Mark Hedrick
By:	/s/ Paul Greenberg	Title:	Managing Director
Name:	Paul Greenberg
Title:	Principal

WACHOVIA CAPITAL FINANCE			XL INSURANCE LTD.
CORPORATION (CANADA) as a Canadian			By: Regiment Capital Management LLC as
Revolving Lender			its Investment Advisor
By: Regiment Capital Advisors, LP its
By:	/s/ Raymond Eghobamien		Manager and pursuant to delegated
Name:	Raymond Eghobamien		authority
Title:	Vice President
	Wachovia Capital Finance Corporation	By:	/s/ Mark A. Brostowski
	(Canada)		Mark A. Brostowski Authorized Signatory
ZOHAR III, LIMITED
as a Lender
By: Patriarch Partners XV, LLC, its Collateral
Manager

By:	/s/ Lynn Tilton
Name:	Lynn Tilton
Title:	Manager